UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03735

The New Economy Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

Michael W. Stockton

The New Economy Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Exploring ideas for
long-term growth

Special feature page 6

The New Economy Fund® Annual report for the year ended November 30, 2016

The New Economy Fund seeks long-term growth of capital. Current income is a secondary consideration.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2016 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–3.68%	13.20%	6.46%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.81% for Class A shares as of the prospectus dated February 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Global diversification can help reduce these risks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
6	Exploring the companies that will help shape our future

Contents
1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
15	Financial statements
35	Board of trustees and other officers

Fellow investors:

Gradual improvement in most major economies including the U.S. helped the U.S. stock market move higher during the 12 months ended November 30, 2016. The New Economy Fund’s return was unchanged with all distributions reinvested. This trailed its benchmarks, including the 8.06% rise of the unmanaged Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of 500 widely held common stocks, and the 3.68% increase of the unmanaged MSCI ACWI (All Country World Index),1 which measures equity market results based on more than 40 developed and emerging market country indexes.

The fund’s return beat the 2.18% decline of the Lipper International Funds Index (which measures funds invested in securities whose primary trading markets are outside the U.S.) but lagged the 4.39% return of the Global Service and Information Index (an unmanaged index that tracks companies in the services and information sectors around the world), and the 5.07% return of the Lipper Growth Funds Index (which measures a number of U.S. growth funds).

For the 10-year period ending November 30, 2016, The New Economy Fund had an average annual total return

Results at a glance

For periods ended November 30, 2016, with all distributions reinvested

	Cumulative	Average annual
	total returns	total returns
	1 year	5 years	10 years	Lifetime (since 12/1/83)

The New Economy Fund (Class A shares)	0.00%	14.27%	7.26%	10.88%
Standard & Poor’s 500 Composite Index[2]	8.06	14.45	6.89	10.80
MSCI ACWI (All Country World Index)[1,2,3]	3.68	8.85	3.57	N/A
Global Service and Information Index[2,3,4]	4.39	13.04	4.84	N/A
Lipper Growth Funds Index[5]	5.07	13.63	6.21	9.07
Lipper International Funds Index[3,5]	–2.18	5.93	1.57	N/A

[1]	Source: MSCI. Results reflect dividends net of withholding taxes.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. S&P 500 source: S&P Dow Jones Indices LLC.
[3]	This index was not in existence as of the date the fund began investment operations; therefore, lifetime results are not available.
[4]	The index is compiled by Capital Research and Management Company, the investment adviser to the fund.
[5]	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

The New Economy Fund	1

of 7.26%, which exceeded the 6.89% return of the S&P 500, the 3.57% return of the MSCI ACWI, and the 4.84% return of the Global Service and Information Index. We believe the 10-year and lifetime returns (see the table on page 1) are key for investors to consider as they are most reflective of our long-term approach and philosophy.

The U.S. economy continues to lead the way

U.S. economic growth continues to set the pace as evidenced by the 3.5% annualized real GDP growth in the third quarter. Global economies remain uneven in their recovery since the financial crisis. The global financial system overall, however, is stronger than it has been in many years.

Geopolitical events made headlines as the U.K. voted to exit the European Union and the U.S. elected a new president. While each event introduced a level of uncertainty, stock markets were less affected than many investors had predicted. China’s growth rate has slowed, and it is unclear when it may kick into higher gear given challenging debt levels and inefficiencies in many large state-owned enterprises. India seems to be fundamentally moving along well given the implementation of pro-growth policies. Brazil replaced its impeached leader, and while there are plenty of issues that need to be resolved, there is hope that its economy can begin to improve.

The U.S. Federal Reserve raised interest rates for the second time in the past 12 months after nine years of no hikes. Around the world, central banks have kept interest rates at or near historical lows. The U.S. election and the subsequent rise in rates and strengthening of the U.S. dollar have caused some concern in emerging markets.

The fund

The fund’s exposure to health care companies detracted from results as some biotechnology companies faced concerns that regulation may force companies to minimize drug pricing. The fund trimmed some positions in health care while adding to financials late in the period, which benefited the fund.

At this point in the market cycle, selectivity is particularly important.

A look ahead

President-elect Trump and his new administration will likely bring change, and how this will impact the business environment is yet to be seen. These changes could affect the trajectory of interest rates, increase fiscal stimulus and decrease business regulation, and impact U.S.-partner trade agreements. The choices made by our government and others will be important to track, as these decisions could impact major economies around the world.

Periods of dislocation often create attractive valuations for companies that may provide good long-term investment opportunities. We will continue to focus on our strengths of thorough global research and fundamental analysis of companies, while maintaining a long-term perspective.

Where the fund’s assets are invested (by country of domicile)

		Percent of
	As of November 30, 2016	net assets
■	United States	61.6%
■	Asia & Pacific Basin	19.8
■	Europe	9.8
■	Other (including Latin America)	1.8
■	Short-term securities & other assets less liabilities	7.0

		Percent of
	As of November 30, 2015	net assets
■	United States	65.8%
■	Asia & Pacific Basin	14.0
■	Europe	10.3
■	Other (including Latin America)	.8
■	Short-term securities & other assets less liabilities	9.1

2	The New Economy Fund

Thank you for your continued faith in our investment philosophy. We look forward to reporting to you again in six months.

Sincerely,

Timothy D. Armour

Vice Chairman of the Board

Claudia P. Huntington
President

January 13, 2017

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at The New Economy Fund’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	66%	100%
■	Canada	1	–
■	Europe	11	–
■	Japan	5	–
■	Asia-Pacific ex. Japan	3	–
■	Emerging markets	14	–
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	48%	64%
■	Canada	1	2
■	Europe	14	12
■	Japan	4	2
■	Asia-Pacific ex. Japan	2	1
■	Emerging markets	31	19
	Total	100%	100%

Compared with the S&P 500 as a percent of net assets. All figures include convertible securities.

Source: Capital Group (as of November 30, 2016).

The New Economy Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	All results are calculated with dividends and capital gains reinvested.
[4]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s 500 Composite Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Source: Thomson Reuters Lipper. Results of the Lipper Growth Funds Index do not reflect any sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

4	The New Economy Fund

Here’s how a $10,000 investment in The New Economy Fund’s Class A shares grew between December 1, 1983 — when the fund began operations — and November 30, 2016, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $284,490 after deducting the maximum 5.75% sales charge and reinvesting all distributions, an average annual increase of 10.68%. The fund’s year-by-year results appear under the chart.

The New Economy Fund	5

Exploring the companies that will help shape our future

Claudia Huntington Portfolio manager	Harold La Portfolio manager	Tim Armour Portfolio manager

Since its inception in 1983, the investment professionals of The New Economy Fund have evaluated companies that will benefit from innovation, exploit new technologies or provide products and services that meet the demands of a global economy.

“We look for great companies we can invest in for the long haul that are in the growing sector of services and technology,” says Claudia Huntington, a portfolio manager with the fund since 1995. “Ideally, the companies also should have some of that growth coming from innovation.”

Harold La, a portfolio manager for the fund since 2006 and based in Hong Kong, looks for companies “that are disruptive and benefit from the changing ways we do business and interact with each other.” Many of his holdings are internet or internet-related companies. “These companies are causing me to do things differently and are becoming more dominant as I’m using their products and services more.”

“Many companies are using innovation to grow and manage their business more effectively or shore up their competitive advantage,” says Tim Armour, a portfolio manager since 1991. “Some are using innovation out of necessity to protect their business or areas of strength.”

How do our investment professionals around the world identify the long-term investment potential of companies that are benefiting from advancements in new technology?

Global coverage by professionals with deep experience

“Our global research capability allows us to analyze a company that operates on a global scale. It’s important and hard to duplicate — and it gives us insight that benefits any investment we make,” says Claudia.

Across Capital Group, we have 166 investment professionals based outside the U.S., many of whom advise on this fund. Representing 51 countries and speaking more than 40 languages,* our global investment team has a deep familiarity not only with companies and industries, but with the local culture, people and language. The investment professionals apply our global, fundamental company research to identify investment opportunities out of the large universe to choose from.

“Not only do we have global coverage of all industries by individuals with a lot of background and experience,” says Tim. “But they also are able to collaborate with, and leverage, counterparts in other industries whose coverage may overlap, building a mosaic of analysis that is truly different.”

*Data as of 12/31/15.

6	The New Economy Fund

Our global research capability allows us to analyze a company that operates on a global scale. It’s important and hard to duplicate — and it gives us insight that benefits any investment we make.

The New Economy Fund	7

Mark Denning Portfolio manager	Alex Nicolaou Investment analyst	Caroline Jones Investment analyst

One recent example was when Claudia visited New Delhi, India, where she traveled with an investment analyst based in Singapore who covers, among other products, Korean cosmetics such as AmorePacific. “We were driving the back roads between Agra and Jaipur, and she was checking small stores to see if they were selling a product she was following and what kind of promotion they had,” recalls Claudia. “She in turn has conversations with our analyst in London — who follows the European cosmetic companies — and they speak with the U.S. analyst. So it really works.”

“All of our portfolio managers also have a wealth of experience as analysts that adds to the great historical knowledge we’re able to bring into a conversation on any company or subject,” says Tim, who earlier in his career covered global telecommunications and U.S. service companies.

On-the-ground, integrated company research

Mark Denning, a portfolio manager with 34 years of investment experience, was in South Korea and Japan recently with our technology analysts from the U.S., Europe and Asia, and they spent the week seeing as many technology and internet companies as possible. “We spent a morning with a major Korean electronics company, meeting the heads of various divisions to hear about their plans for the future,” says Mark. “Being able to understand a company at this level of depth is really helpful in making a judgment about its long-term growth opportunity.”

On-the-ground research can help our investment professionals see what development might be around the corner. For example, we anticipate that smartphone screens might wrap around both sides of the phone and be foldable so two screens can merge into one. Knowing what may be ahead enables our investment professionals to evaluate just how important a product cycle might be.

Thanks to integrated research, a U.S. analyst covering Apple, for instance, can better understand what’s going on in the Apple “food chain” since many of the components of the iPhone are made in Asia. “Understanding cost issues gives additional insights that can provide our investment professionals with a competitive advantage,” says Mark. “That analyst can ask penetrating questions of the various suppliers and gain a better understanding of their technology pipeline.”

The analysts based in Asia also benefit from having the U.S. analyst looking at things from their standpoint. “You get all sorts of different lenses looking at the companies,” continues Mark. “We have the access, the expertise and the perspective and it’s so useful for what we’re trying to do. It’s really a value-added feature of our global research effort.”

Alex Nicolaou covers companies such as U.S. medical device makers Hologic and NuVasive and, like all our investment analysts, travels to meet and evaluate companies and their new and upcoming technology.

Alex attended the North American Spine Society meeting in Boston, where thousands of surgeons and hundreds of spine companies from all over the world convened to show off new products. Alex met physicians to get a sense of what they’re using and why, and what trends are up-and-coming. On a separate trip,

8	The New Economy Fund

he met with interventional cardiologists at the University of Miami and watched surgical procedures using medical device technology he found interesting.

Deep knowledge of companies and industry

It takes more than just compelling technology to recommend a company’s stock for The New Economy Fund’s portfolio. “It’s not just speaking with a doctor, hearing about a cool product and then making a recommendation,” says Alex. “It’s understanding hospital economics and reimbursement to decipher what products the hospitals are willing to buy and what technologies will get adopted. I want to understand how many patients have a disease, how it’s being treated, what the pricing mechanics are and what kind of market share this product might take over time.”

While company visits can help build general themes that appeal to analysts, analysts then have to roll up their sleeves and build detailed financial models to get into the specifics of expenses, profit and loss, and the earnings power of the business.

Deep knowledge of the industry in which the company operates is also crucial. Caroline Jones, an investment analyst who covers U.S. small-cap banks and U.S. health care companies such as UnitedHealth Group, knows that the health care industry requires intensive and constant study. “The U.S. health care system is complex and always changing so you really have to immerse yourself in it,” explains Caroline. “For example, the Affordable Care Act introduced many new changes over several years, and now many parts of that law may be repealed.

The health care industry requires intensive and constant study. The opportunities come when you know the companies really well, get a sense of how much they’re worth and stand by ready to invest in them at attractive valuations.

The New Economy Fund	9

Machine learning affects internet platform providers, companies that sell these capabilities and potential new startups. Many industries outside of technology will be affected — from finance to retail.

“My objective is to know my companies inside and out, and this can, over time, produce differentiated insights. The opportunities come when you know the companies really well, get a sense of how much they’re worth and stand by ready to invest in them at attractive valuations.”

The desire to go deeper on key issues and topics

Often, investment research will require a challenging question to be explored and answered. One topic that affected the health care industry dramatically in 2016 was generic drug pricing. The five core global members of our health care “cluster” — including Alex and Caroline — recognized there was a lot of volatility in the generic drug industry and were getting a lot of questions about it. Because the issues were so complex, the group decided they needed to dig deeper to see what they could learn about the investment prospects for companies exposed to generic drug pricing.

They formed a SWAT — a small working analysis team made up of analysts and portfolio managers coalescing around a specific idea or question that requires deeper research. The SWAT drives toward at least one investment idea or critical input into existing investment discussions.

Caroline, Alex and three analysts who cover generic drug industries in various regions around the world were joined by a portfolio manager who used to cover health care. They spent weeks on calls and in meetings with the management teams of virtually every public generic drug company globally and with other stakeholders prior to sharing their conclusion. “It had broader implications than just generic drug companies;

10	The New Economy Fund

Julien Gaertner
Investment analyst

it impacted the entire drug supply chain,” says Caroline. “And we were all motivated to work on this together because the investment conclusion mattered for those companies affected by it.”

In the end, the SWAT team shared what they learned from their research and what they felt were reasonable investments as a result. “We answered some important questions,” says Alex.

Knowing and researching new technology

Julien Gaertner, an investment analyst who lives in San Francisco and covers hardware and software companies, noticed that machine learning is generating a lot of interest and excitement. Machine learning is a new paradigm that harnesses the power of computers to solve problems and increase productivity. Programmers used to give the computer a specific step-by-step means of solving a problem using mathematics. With machine learning, the computer is given a data “training set” to enable it to deduce the rules itself and reach a certain outcome.

“With greater computing capacity and cloud computing, computers are able to handle much larger data sets,” says Julien, who likens this phenomenon to the takeoff of personal computers and the Internet.

Given the immense potential, another SWAT team was formed with an associate in Hong Kong who covers major users of machine learning such as Tencent and Alibaba, and an associate in Los Angeles who covers Alphabet (formerly Google). Because it was important to understand how machine learning could affect those companies, the team was rounded out by analysts who cover financials, industrials and services.

Claudia and Tim are two portfolio managers on the machine learning SWAT. “It was a cross-nation, cross-sector deep dive that gave us insight that we wouldn’t otherwise have,” says Claudia. “Machine learning factors into our objective of finding companies that are using innovation and the changing global marketplace to create an advantage for their business,” continues Tim.

“It’s the very beginning of the machine learning and artificial intelligence cycle. Every major company in software and the Internet are trying to define how they’re going to play in this,” says Julien.

Machine learning affects internet platform providers, companies that sell these capabilities and potential new startups. Many industries outside of technology will be affected — from finance to retail. “There will be instances in which the technology means you have an advantage by having data that the other companies simply do not have,” says Julien.

The commitment to our global research continues

“We all get together because by having these cross-group discussions, we learn more and we’re better at making decisions,” says Claudia. “It’s a bottom-up, ‘on demand’ way of collecting varied but relevant input on an important investment topic that can help inform our decisions.”

This commitment to global, integrated fundamental research can help our investment professionals locate and evaluate new advancements. This research process can also help them evaluate whether the latest innovation could turn a company into an industry leader and, potentially, a long-term investment for the fund. ■

The New Economy Fund	11

Summary investment portfolio November 30, 2016

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	61.63%
China	6.00
United Kingdom	5.03
Japan	5.00
Euro zone*	4.73
Hong Kong	2.67
India	2.48
South Korea	1.54
South Africa	.77
Other countries	3.20
Short-term securities & other assets less liabilities	6.95
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Ireland, Italy, the Netherlands, and Spain.

Common stocks 92.97%	Shares	Value (000)
Information technology 25.04%
Alphabet Inc., Class C1	232,688	$176,387
Alphabet Inc., Class A1	192,695	149,508
Tencent Holdings Ltd.[2]	13,037,000	324,607
Skyworks Solutions, Inc.	3,467,150	266,450
Accenture PLC, Class A	1,568,300	187,302
Qorvo, Inc.[1]	3,294,480	175,958
Trimble Navigation Ltd.[1]	5,432,430	153,140
Texas Instruments Inc.	1,858,400	137,392
Alibaba Group Holding Ltd. (ADR)[1]	1,432,300	134,665
International Business Machines Corp.	790,000	128,154
Samsung Electronics Co., Ltd.[2]	76,445	113,106
Baidu, Inc., Class A (ADR)[1]	614,380	102,571
Oracle Corp.	2,401,814	96,529
Nintendo Co., Ltd.[2]	382,900	93,969
Other securities		1,436,758
		3,676,496

Health care 21.57%
Thermo Fisher Scientific Inc.	2,446,000	342,709
Hologic, Inc.[1]	5,716,850	218,841
NuVasive, Inc.[1,3]	3,163,500	205,311
BioMarin Pharmaceutical Inc.[1]	2,162,430	185,169
Amgen Inc.	1,236,613	178,159
AbbVie Inc.	2,162,401	131,474
AbbVie Inc.[2,4]	541,232	32,578
Kite Pharma, Inc.[1,3]	2,976,570	151,597
Stryker Corp.	1,301,750	147,957
Express Scripts Holding Co.[1]	1,923,300	145,940
Ultragenyx Pharmaceutical Inc.[1]	1,754,235	137,339
Alexion Pharmaceuticals, Inc.[1]	1,111,390	136,245
McKesson Corp.	912,000	131,155
GW Pharmaceuticals PLC (ADR)[1]	1,114,054	124,384
China Biologic Products, Inc.[1]	1,013,777	121,369
Medtronic PLC	1,299,000	94,840
bluebird bio, Inc.[1]	1,521,122	91,800
Other securities		590,224
		3,167,091

Consumer discretionary 16.37%
Netflix, Inc.[1]	4,501,100	526,629
Galaxy Entertainment Group Ltd.[2]	51,827,000	256,517
Sony Corp.[2]	8,729,000	251,399
Amazon.com, Inc.[1]	282,000	211,661
lululemon athletica inc.[1]	2,342,000	133,471

12	The New Economy Fund

	Shares	Value (000)
Twenty-First Century Fox, Inc., Class A	4,200,000	$118,062
Daily Mail and General Trust PLC, Class A, non-voting[2]	10,896,701	103,996
Kering SA2	447,000	96,906
Other securities		703,926
		2,402,567

Financials 12.98%
HDFC Bank Ltd.[2]	4,875,000	97,881
HDFC Bank Ltd. (ADR)	1,200,000	77,424
Kotak Mahindra Bank Ltd.[2]	14,190,882	156,928
American International Group, Inc.	2,238,000	141,732
Endurance Specialty Holdings Ltd.	1,326,000	122,257
JPMorgan Chase & Co.	1,500,000	120,255
AIA Group Ltd.[2]	18,391,800	111,994
Barclays PLC[2]	39,981,344	107,911
Essent Group Ltd.[1]	3,316,000	101,204
EXOR SpA[2]	2,258,000	94,716
Prudential PLC[2]	4,900,000	94,674
Other securities		679,380
		1,906,356

Industrials 6.23%
CSX Corp.	3,809,400	136,415
Union Pacific Corp.	1,075,954	109,026
Nielsen Holdings PLC	2,513,100	108,315
Other securities		560,679
		914,435

Consumer staples 2.33%
Other securities		341,456

Energy 0.76%
Schlumberger Ltd.	1,220,000	102,541
Other securities		9,516
		112,057

Other 3.13%
Other securities		459,011

Miscellaneous 4.56%
Other common stocks in initial period of acquisition		669,396

Total common stocks (cost: $10,300,497,000)		13,648,865

Preferred securities 0.08%
Miscellaneous 0.08%
Other preferred securities in initial period of acquisition		11,773

Total preferred securities (cost: $5,997,000)		11,773

Bonds, notes & other debt instruments 0.00%	Principal amount (000)
U.S. Treasury bonds & notes 0.00%
Other securities		376

Total bonds, notes & other debt instruments (cost: $375,000)		376

The New Economy Fund	13

Short-term securities 6.90%	Principal amount (000)	Value (000)
Federal Home Loan Bank 0.28%–0.51% due 12/9/2016–2/22/2017	$445,000	$444,808
IBM Corp. 0.63% due 12/27/2016[4]	50,000	49,985
Other securities		517,800

Total short-term securities (cost: $1,012,590,000)		1,012,593
Total investment securities 99.95% (cost: $11,319,459,000)		14,673,607
Other assets less liabilities 0.05%		7,119

Net assets 100.00%		$14,680,726

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $38,256,000.

					Unrealized
			Contract amount		appreciation
			Receive	Deliver	at 11/30/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Euros	12/7/2016	Barclays Bank PLC	$12,682	€11,407	$590

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended November 30, 2016, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	11/30/2016
	shares	Additions	Reductions	shares	(000)	(000)
NuVasive, Inc.[1]	2,854,000	309,500	—	3,163,500	$—	$205,311
Kite Pharma, Inc.[1]	2,797,500	179,070	—	2,976,570	—	151,597
Cray Inc.[1]	2,503,010	—	200,000	2,303,010	—	44,448
Mesoblast Ltd.[1,2]	21,900,000	—	—	21,900,000	—	19,704
Mesoblast Ltd. (ADR)[1]	372,800	—	—	372,800	—	1,685
Avanti Communications Group PLC[1,2,5]	8,688,970	—	3,839,084	4,849,886	—	—
Transocean Partners LLC[5]	2,544,143	—	2,544,143	—	922	—
					$922	$422,745

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $3,708,360,000, which represented 25.26% of the net assets of the fund. This amount includes $3,575,245,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $391,560,000, which represented 2.67% of the net assets of the fund.
[5]	Unaffiliated issuer at 11/30/2016.

Key to abbreviation and symbol

ADR = American Depositary Receipts

€ = Euros

See Notes to Financial Statements

14	The New Economy Fund

Financial statements

Statement of assets and liabilities
at November 30, 2016	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $10,887,178)	$14,250,862
Affiliated issuers (cost: $432,281)	422,745	$14,673,607
Cash		156
Unrealized appreciation on open forward currency contracts		590
Receivables for:
Sales of investments	23,008
Sales of fund’s shares	12,934
Dividends and interest	13,986
Other	3	49,931
		14,724,284
Liabilities:
Payables for:
Purchases of investments	6,870
Repurchases of fund’s shares	22,938
Investment advisory services	4,659
Services provided by related parties	5,314
Trustees’ deferred compensation	2,236
Other	1,541	43,558
Net assets at November 30, 2016		$14,680,726

Net assets consist of:
Capital paid in on shares of beneficial interest		$10,931,245
Undistributed net investment income		22,756
Undistributed net realized gain		373,057
Net unrealized appreciation		3,353,668
Net assets at November 30, 2016		$14,680,726

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (402,274 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$9,701,798	264,578		$36.67
Class B	5,143	151		34.03
Class C	459,694	13,720		33.51
Class F-1	304,809	8,298		36.73
Class F-2	750,810	20,464		36.69
Class 529-A	416,174	11,455		36.33
Class 529-B	766	23		34.00
Class 529-C	113,692	3,349		33.94
Class 529-E	21,008	586		35.83
Class 529-F-1	33,071	910		36.34
Class R-1	46,803	1,358		34.47
Class R-2	163,833	4,728		34.65
Class R-2E	2,168	60		36.29
Class R-3	286,181	7,971		35.90
Class R-4	348,613	9,592		36.34
Class R-5E	9	—	*	36.57
Class R-5	106,390	2,883		36.91
Class R-6	1,919,764	52,148		36.81

* Amount less than one thousand.

See Notes to Financial Statements

The New Economy Fund	15

Statement of operations
for the year ended November 30, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $4,316; also includes $922 from affiliates)	$155,891
Interest	7,012	$162,903
Fees and expenses*:
Investment advisory services	57,062
Distribution services	34,362
Transfer agent services	19,633
Administrative services	3,408
Reports to shareholders	841
Registration statement and prospectus	777
Trustees’ compensation	475
Auditing and legal	373
Custodian	1,098
Other	927	118,956
Net investment income		43,947

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $43; also includes $35,606 net loss from affiliates)	326,349
Forward currency contracts	(1,293)
Currency transactions	(1,075)	323,981
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $954)	(398,874)
Forward currency contracts	590
Currency translations	(172)	(398,456)
Net realized gain and unrealized depreciation		(74,475)

Net decrease in net assets resulting from operations		$(30,528)

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended November 30
	2016	2015
Operations:
Net investment income	$43,947	$42,301
Net realized gain	323,981	997,984
Net unrealized depreciation	(398,456)	(437,629)
Net (decrease) increase in net assets resulting from operations	(30,528)	602,656

Dividends and distributions paid to shareholders:
Dividends from net investment income	(64,296)	(72,804)
Distributions from net realized gain on investments	(836,882)	(1,095,957)
Total dividends and distributions paid to shareholders	(901,178)	(1,168,761)

Net capital share transactions	(123,375)	1,672,107

Total (decrease) increase in net assets	(1,055,081)	1,106,002

Net assets:
Beginning of year	15,735,807	14,629,805
End of year (including undistributed net investment income: $22,756 and $37,008, respectively)	$14,680,726	$15,735,807

See Notes to Financial Statements

16	The New Economy Fund

Notes to financial statements

1. Organization

The New Economy Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital. Current income is a secondary consideration.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of

The New Economy Fund	17

investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment

18	The New Economy Fund

adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$2,737,936	$938,560	$—	$3,676,496
Health care	2,971,361	195,730	—	3,167,091
Consumer discretionary	1,460,615	941,952	—	2,402,567
Financials	1,069,223	837,133	—	1,906,356
Industrials	671,868	242,567	—	914,435
Consumer staples	174,774	166,682	—	341,456
Energy	112,057	—	—	112,057
Other	202,752	256,259	—	459,011
Miscellaneous	539,919	129,477	—	669,396
Preferred securities	11,773	—	—	11,773
Bonds, notes & other debt instruments	—	376	—	376
Short-term securities	—	1,012,593	—	1,012,593
Total	$9,952,278	$4,721,329	$—	$14,673,607

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$590	$—	$590

*	Securities with a value of $3,575,245,000, which represented 24.35% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

The New Economy Fund	19

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Exposure to country, region, industry or sector — The fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to the country, region, industry or sector than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward

20	The New Economy Fund

currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, November 30, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$590	Unrealized depreciation on open forward currency contracts	$—

		Net realized loss		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(1,293)	Net unrealized appreciation on forward currency contracts	$590

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of November 30, 2016, if close-out netting was exercised (dollars in thousands):

	Gross amounts	Gross amounts not offset in the statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Barclays Bank PLC	$590	$—	$(556)	$—	$34

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, by state tax authorities for tax years before 2011 and by tax authorities outside the U.S. for tax years before 2009.

The New Economy Fund	21

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2016, the fund reclassified $34,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $6,131,000 from undistributed net realized gain to undistributed net investment income and $44,605,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$40,471
Undistributed long-term capital gains	273,640
Gross unrealized appreciation on investment securities	4,188,519
Gross unrealized depreciation on investment securities	(749,843)
Net unrealized appreciation on investment securities	3,438,676
Cost of investment securities	11,234,931

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended November 30, 2016				Year ended November 30, 2015
Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid	Ordinary income		Long-term capital gains	Total dividends and distributions paid
Class A	$42,416		$564,020	$606,436	$49,171		$743,705	$792,876
Class B	—		1,126	1,126	—		2,945	2,945
Class C	—		31,172	31,172	—	*	38,028	38,028
Class F-1	1,264		20,849	22,113	1,507		30,588	32,095
Class F-2	4,814		41,082	45,896	4,867		49,207	54,074
Class 529-A	1,442		23,103	24,545	1,701		29,252	30,953
Class 529-B	—		170	170	—		461	461
Class 529-C	1		6,785	6,786	—	*	8,640	8,640
Class 529-E	21		1,193	1,214	42		1,570	1,612
Class 529-F-1	177		1,786	1,963	181		2,153	2,334
Class R-1	—		3,158	3,158	—		4,060	4,060
Class R-2	—		10,328	10,328	—		14,434	14,434
Class R-2E	2		17	19	—	*	1	1
Class R-3	166		17,697	17,863	778		25,732	26,510
Class R-4	1,535		21,244	22,779	1,922		27,721	29,643
Class R-5E†	—	*	1	1	—		—	—
Class R-5	1,065		8,411	9,476	1,071		11,100	12,171
Class R-6	11,393		84,740	96,133	11,564		106,360	117,924
Total	$64,296		$836,882	$901,178	$72,804		$1,095,957	$1,168,761

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

22	The New Economy Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. For the year ended November 30, 2016, the investment advisory services fee was $57,062,000, which was equivalent to an annualized rate of 0.388% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of November 30, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From December 1, 2015 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

The New Economy Fund	23

For the year ended November 30, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$22,329	$15,198		$ 986		Not applicable
Class B	115	21		Not applicable		Not applicable
Class C	4,863	747		244		Not applicable
Class F-1	844	467		169		Not applicable
Class F-2	Not applicable	809		353		Not applicable
Class 529-A	834	537		206		$332
Class 529-B	17	3		1		1
Class 529-C	1,117	156		56		91
Class 529-E	104	15		11		17
Class 529-F-1	—	42		16		26
Class R-1	496	55		25		Not applicable
Class R-2	1,232	630		83		Not applicable
Class R-2E	7	2		1		Not applicable
Class R-3	1,488	489		149		Not applicable
Class R-4	916	383		183		Not applicable
Class R-5E	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	68		65		Not applicable
Class R-6	Not applicable	11		860		Not applicable
Total class-specific expenses	$34,362	$19,633		$3,408		$467

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $475,000 in the fund’s statement of operations reflects $426,000 in current fees (either paid in cash or deferred) and a net increase of $49,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

24	The New Economy Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended November 30, 2016

Class A	$783,808	22,406		$594,256	16,530	$(1,705,522)	(48,300)	$(327,458)	(9,364)
Class B	375	12		1,121	33	(15,620)	(479)	(14,124)	(434)
Class C	72,193	2,244		30,853	932	(147,202)	(4,567)	(44,156)	(1,391)
Class F-1	86,017	2,451		21,873	607	(180,787)	(5,130)	(72,897)	(2,072)
Class F-2	353,920	9,935		43,221	1,204	(371,391)	(10,585)	25,750	554
Class 529-A	52,172	1,496		24,543	689	(66,318)	(1,888)	10,397	297
Class 529-B	86	3		169	5	(2,429)	(74)	(2,174)	(66)
Class 529-C	15,362	470		6,785	202	(19,900)	(607)	2,247	65
Class 529-E	2,512	74		1,214	34	(3,381)	(98)	345	10
Class 529-F-1	8,228	232		1,963	55	(8,494)	(238)	1,697	49
Class R-1	7,359	224		3,158	93	(17,462)	(526)	(6,945)	(209)
Class R-2	43,565	1,309		10,323	302	(63,259)	(1,909)	(9,371)	(298)
Class R-2E	2,200	62		19	1	(179)	(5)	2,040	58
Class R-3	66,273	1,929		17,854	506	(105,025)	(3,044)	(20,898)	(609)
Class R-4	71,025	2,047		22,777	639	(118,143)	(3,385)	(24,341)	(699)
Class R-5E	—	—		—	—	—	—	—	—
Class R-5	31,535	900		9,470	262	(80,457)	(2,348)	(39,452)	(1,186)
Class R-6	482,376	13,908		96,133	2,672	(182,544)	(5,127)	395,965	11,453
Total net increase (decrease)	$2,079,006	59,702		$885,732	24,766	$(3,088,113)	(88,310)	$(123,375)	(3,842)

Year ended November 30, 2015

Class A	$1,471,698	38,085		$776,272	20,913	$(1,193,452)	(31,054)	$1,054,518	27,944
Class B	2,016	55		2,925	84	(20,313)	(561)	(15,372)	(422)
Class C	150,578	4,215		37,629	1,092	(99,109)	(2,783)	89,098	2,524
Class F-1	157,237	4,041		31,758	854	(179,846)	(4,675)	9,149	220
Class F-2	311,479	8,037		51,302	1,384	(222,455)	(5,817)	140,326	3,604
Class 529-A	71,494	1,870		30,935	840	(45,832)	(1,197)	56,597	1,513
Class 529-B	258	7		461	13	(3,376)	(93)	(2,657)	(73)
Class 529-C	21,604	598		8,638	247	(15,405)	(424)	14,837	421
Class 529-E	3,277	87		1,613	44	(2,970)	(79)	1,920	52
Class 529-F-1	8,688	227		2,334	63	(4,919)	(129)	6,103	161
Class R-1	16,616	454		4,059	115	(12,364)	(340)	8,311	229
Class R-2	54,497	1,481		14,428	406	(59,941)	(1,634)	8,984	253
Class R-2E	71	2		—	—	—	—	71	2
Class R-3	101,953	2,674		26,496	726	(114,947)	(3,049)	13,502	351
Class R-4	113,266	2,977		29,643	805	(99,890)	(2,626)	43,019	1,156
Class R-5E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-5	50,299	1,307		12,146	326	(49,485)	(1,282)	12,960	351
Class R-6	390,912	10,170		117,923	3,174	(278,104)	(7,530)	230,731	5,814
Total net increase (decrease)	$2,925,953	76,287		$1,148,562	31,086	$(2,402,408)	(63,273)	$1,672,107	44,100

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $3,253,960,000 and $3,807,245,000, respectively, during the year ended November 30, 2016.

The New Economy Fund	25

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets[2]
Class A:
Year ended 11/30/2016	$38.93	$.11	$(.15)	$(.04)	$(.16)	$(2.06)	$(2.22)	$36.67	.00%	$9,702	.81%	.30%
Year ended 11/30/2015	40.58	.11	1.47	1.58	(.20)	(3.03)	(3.23)	38.93	4.27	10,666	.78	.29
Year ended 11/30/2014	39.61	.22	3.28	3.50	(.14)	(2.39)	(2.53)	40.58	9.25	9,984	.79	.56
Year ended 11/30/2013	28.83	.17	11.67	11.84	(.18)	(.88)	(1.06)	39.61	42.52	8,920	.83	.50
Year ended 11/30/2012	24.14	.16	4.65	4.81	(.12)	—	(.12)	28.83	20.02	5,919	.87	.59
Class B:
Year ended 11/30/2016	36.41	(.15)	(.17)	(.32)	—	(2.06)	(2.06)	34.03	(.81)	5	1.58	(.45)
Year ended 11/30/2015	38.23	(.17)	1.38	1.21	—	(3.03)	(3.03)	36.41	3.48	21	1.54	(.46)
Year ended 11/30/2014	37.59	(.07)	3.10	3.03	—	(2.39)	(2.39)	38.23	8.43	39	1.55	(.18)
Year ended 11/30/2013	27.45	(.08)	11.10	11.02	—	(.88)	(.88)	37.59	41.39	55	1.60	(.24)
Year ended 11/30/2012	23.04	(.05)	4.46	4.41	—	—	—	27.45	19.09	50	1.63	(.19)
Class C:
Year ended 11/30/2016	35.89	(.16)	(.16)	(.32)	—	(2.06)	(2.06)	33.51	(.82)	460	1.62	(.51)
Year ended 11/30/2015	37.74	(.18)	1.36	1.18	—	(3.03)	(3.03)	35.89	3.44	542	1.59	(.51)
Year ended 11/30/2014	37.16	(.10)	3.07	2.97	—	(2.39)	(2.39)	37.74	8.37	475	1.60	(.26)
Year ended 11/30/2013	27.15	(.10)	10.99	10.89	—	(.88)	(.88)	37.16	41.37	350	1.63	(.32)
Year ended 11/30/2012	22.80	(.05)	4.40	4.35	—	—	—	27.15	19.08	186	1.67	(.22)
Class F-1:
Year ended 11/30/2016	38.99	.09	(.17)	(.08)	(.12)	(2.06)	(2.18)	36.73	(.08)	305	.85	.26
Year ended 11/30/2015	40.60	.10	1.47	1.57	(.15)	(3.03)	(3.18)	38.99	4.23	404	.83	.25
Year ended 11/30/2014	39.67	.21	3.27	3.48	(.16)	(2.39)	(2.55)	40.60	9.20	412	.84	.54
Year ended 11/30/2013	28.87	.14	11.70	11.84	(.16)	(.88)	(1.04)	39.67	42.46	418	.86	.43
Year ended 11/30/2012	24.16	.16	4.66	4.82	(.11)	—	(.11)	28.87	20.03	143	.86	.61
Class F-2:
Year ended 11/30/2016	38.96	.19	(.16)	.03	(.24)	(2.06)	(2.30)	36.69	.22	751	.58	.53
Year ended 11/30/2015	40.63	.19	1.47	1.66	(.30)	(3.03)	(3.33)	38.96	4.49	776	.57	.50
Year ended 11/30/2014	39.65	.29	3.31	3.60	(.23)	(2.39)	(2.62)	40.63	9.52	662	.57	.73
Year ended 11/30/2013	28.88	.24	11.68	11.92	(.27)	(.88)	(1.15)	39.65	42.88	330	.57	.70
Year ended 11/30/2012	24.19	.23	4.65	4.88	(.19)	—	(.19)	28.88	20.35	106	.59	.87
Class 529-A:
Year ended 11/30/2016	38.60	.08	(.16)	(.08)	(.13)	(2.06)	(2.19)	36.33	(.10)	416	.88	.23
Year ended 11/30/2015	40.27	.08	1.46	1.54	(.18)	(3.03)	(3.21)	38.60	4.19	431	.86	.21
Year ended 11/30/2014	39.33	.18	3.27	3.45	(.12)	(2.39)	(2.51)	40.27	9.19	388	.87	.47
Year ended 11/30/2013	28.65	.14	11.58	11.72	(.16)	(.88)	(1.04)	39.33	42.38	325	.91	.42
Year ended 11/30/2012	24.00	.14	4.63	4.77	(.12)	—	(.12)	28.65	19.92	197	.93	.53
Class 529-B:
Year ended 11/30/2016	36.41	(.18)	(.17)	(.35)	—	(2.06)	(2.06)	34.00	(.89)	1	1.67	(.54)
Year ended 11/30/2015	38.27	(.21)	1.38	1.17	—	(3.03)	(3.03)	36.41	3.36	3	1.66	(.57)
Year ended 11/30/2014	37.68	(.11)	3.09	2.98	—	(2.39)	(2.39)	38.27	8.27	6	1.67	(.30)
Year ended 11/30/2013	27.54	(.11)	11.13	11.02	—	(.88)	(.88)	37.68	41.26	8	1.72	(.36)
Year ended 11/30/2012	23.15	(.08)	4.47	4.39	—	—	—	27.54	18.96	8	1.75	(.31)

26	The New Economy Fund

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets[2]
Class 529-C:
Year ended 11/30/2016	$36.35	$(.19)	$(.16)	$(.35)	$—	$(2.06)	$(2.06)	$33.94	(.90)%	$114		1.67%		(.57)%
Year ended 11/30/2015	38.21	(.21)	1.38	1.17	—	(3.03)	(3.03)	36.35	3.37	120		1.66		(.59)
Year ended 11/30/2014	37.62	(.12)	3.10	2.98	—	(2.39)	(2.39)	38.21	8.29	109		1.67		(.33)
Year ended 11/30/2013	27.49	(.12)	11.13	11.01	—	(.88)	(.88)	37.62	41.30	94		1.71		(.38)
Year ended 11/30/2012	23.11	(.07)	4.45	4.38	—	—	—	27.49	18.95	60		1.74		(.28)
Class 529-E:
Year ended 11/30/2016	38.09	— [4]	(.16)	(.16)	(.04)	(2.06)	(2.10)	35.83	(.33)	21		1.12		(.01)
Year ended 11/30/2015	39.78	(.01)	1.43	1.42	(.08)	(3.03)	(3.11)	38.09	3.92	22		1.11		(.04)
Year ended 11/30/2014	38.91	.08	3.23	3.31	(.05)	(2.39)	(2.44)	39.78	8.89	21		1.12		.21
Year ended 11/30/2013	28.35	.05	11.48	11.53	(.09)	(.88)	(.97)	38.91	42.04	17		1.16		.16
Year ended 11/30/2012	23.75	.07	4.57	4.64	(.04)	—	(.04)	28.35	19.59	10		1.20		.26
Class 529-F-1:
Year ended 11/30/2016	38.61	.15	(.16)	(.01)	(.20)	(2.06)	(2.26)	36.34	.14	33		.68		.43
Year ended 11/30/2015	40.28	.16	1.45	1.61	(.25)	(3.03)	(3.28)	38.61	4.37	33		.66		.41
Year ended 11/30/2014	39.33	.26	3.26	3.52	(.18)	(2.39)	(2.57)	40.28	9.39	28		.67		.68
Year ended 11/30/2013	28.65	.21	11.58	11.79	(.23)	(.88)	(1.11)	39.33	42.69	22		.71		.62
Year ended 11/30/2012	24.01	.19	4.62	4.81	(.17)	—	(.17)	28.65	20.17	13		.74		.73
Class R-1:
Year ended 11/30/2016	36.84	(.15)	(.16)	(.31)	—	(2.06)	(2.06)	34.47	(.77)	47		1.57		(.46)
Year ended 11/30/2015	38.66	(.18)	1.39	1.21	—	(3.03)	(3.03)	36.84	3.44	58		1.56		(.49)
Year ended 11/30/2014	37.99	(.09)	3.15	3.06	—	(2.39)	(2.39)	38.66	8.43	52		1.56		(.25)
Year ended 11/30/2013	27.72	(.08)	11.23	11.15	—	(.88)	(.88)	37.99	41.46	33		1.59		(.25)
Year ended 11/30/2012	23.27	(.04)	4.49	4.45	—	—	—	27.72	19.12	23		1.61		(.15)
Class R-2:
Year ended 11/30/2016	37.03	(.16)	(.16)	(.32)	—	(2.06)	(2.06)	34.65	(.79)	164		1.59		(.48)
Year ended 11/30/2015	38.84	(.17)	1.39	1.22	—	(3.03)	(3.03)	37.03	3.45	186		1.55		(.47)
Year ended 11/30/2014	38.16	(.08)	3.15	3.07	—	(2.39)	(2.39)	38.84	8.41	185		1.57		(.22)
Year ended 11/30/2013	27.84	(.07)	11.27	11.20	—	(.88)	(.88)	38.16	41.47	173		1.57		(.23)
Year ended 11/30/2012	23.37	(.05)	4.52	4.47	—	—	—	27.84	19.13	124		1.63		(.17)
Class R-2E:
Year ended 11/30/2016	38.85	(.07)	(.14)	(.21)	(.29)	(2.06)	(2.35)	36.29	(.44)	2		1.26		(.19)
Year ended 11/30/2015	40.60	.06	1.54	1.60	(.32)	(3.03)	(3.35)	38.85	4.33 [5]	—	[6]	.84	[5]	.16 [5]
Period from 8/29/2014 to 11/30/2014[7,8]	40.22	.01	.37	.38	—	—	—	40.60	.94 [5,9]	—	[6]	.17	[5,9]	.03 [5,9]
Class R-3:
Year ended 11/30/2016	38.14	(.01)	(.15)	(.16)	(.02)	(2.06)	(2.08)	35.90	(.33)	286		1.13		(.02)
Year ended 11/30/2015	39.84	(.01)	1.43	1.42	(.09)	(3.03)	(3.12)	38.14	3.91	327		1.11		(.04)
Year ended 11/30/2014	38.98	.08	3.23	3.31	(.06)	(2.39)	(2.45)	39.84	8.88	328		1.13		.21
Year ended 11/30/2013	28.38	.06	11.50	11.56	(.08)	(.88)	(.96)	38.98	42.09	262		1.15		.19
Year ended 11/30/2012	23.77	.07	4.58	4.65	(.04)	—	(.04)	28.38	19.62	168		1.18		.28

See page 28 for footnotes.

The New Economy Fund	27

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets[2]
Class R-4:
Year ended 11/30/2016	$38.61	$.10		$(.16)	$(.06)	$(.15)	$(2.06)	$(2.21)	$36.34	(.04)%		$348		.82%		.29%
Year ended 11/30/2015	40.29	.10		1.46	1.56	(.21)	(3.03)	(3.24)	38.61	4.25		397		.81		.27
Year ended 11/30/2014	39.36	.20		3.26	3.46	(.14)	(2.39)	(2.53)	40.29	9.22		368		.81		.52
Year ended 11/30/2013	28.67	.16		11.60	11.76	(.19)	(.88)	(1.07)	39.36	42.52		252		.83		.49
Year ended 11/30/2012	24.01	.16		4.63	4.79	(.13)	—	(.13)	28.67	20.06		150		.85		.61
Class R-5E:
Year ended 11/30/2016	38.93	.14		(.15)	(.01)	(.29)	(2.06)	(2.35)	36.57	.11		—	[6]	.69		.41
Period from 11/20/2015 to 11/30/2015[7,10]	38.84	—	[4]	.09	.09	—	—	—	38.93	.23	[9]	—	[6]	.02	[9]	—	[9,11]
Class R-5:
Year ended 11/30/2016	39.17	.22		(.16)	.06	(.26)	(2.06)	(2.32)	36.91	.30		106		.52		.61
Year ended 11/30/2015	40.80	.22		1.47	1.69	(.29)	(3.03)	(3.32)	39.17	4.55		160		.50		.57
Year ended 11/30/2014	39.80	.35		3.27	3.62	(.23)	(2.39)	(2.62)	40.80	9.54		152		.52		.88
Year ended 11/30/2013	28.98	.26		11.71	11.97	(.27)	(.88)	(1.15)	39.80	42.93		233		.53		.79
Year ended 11/30/2012	24.26	.25		4.67	4.92	(.20)	—	(.20)	28.98	20.45		131		.54		.92
Class R-6:
Year ended 11/30/2016	39.08	.22		(.15)	.07	(.28)	(2.06)	(2.34)	36.81	.31		1,920		.47		.64
Year ended 11/30/2015	40.73	.24		1.47	1.71	(.33)	(3.03)	(3.36)	39.08	4.61		1,590		.46		.62
Year ended 11/30/2014	39.73	.34		3.29	3.63	(.24)	(2.39)	(2.63)	40.73	9.60		1,421		.46		.86
Year ended 11/30/2013	28.93	.28		11.69	11.97	(.29)	(.88)	(1.17)	39.73	43.02		945		.48		.84
Year ended 11/30/2012	24.23	.26		4.66	4.92	(.22)	—	(.22)	28.93	20.48		512		.49		.97

	Year ended November 30
	2016	2015	2014	2013	2012
Portfolio turnover rate for all share classes	25%	34%	27%	29%	37%

[1]	Based on average shares outstanding.
[2]	For the year ended November 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.09 and .22 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Amount less than $.01.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[8]	Class R-2E shares were offered beginning August 29, 2014.
[9]	Not annualized.
[10]	Class R-5E shares were offered beginning November 20, 2015.
[11]	Amount less than .01%.

See Notes to Financial Statements

28	The New Economy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The New Economy Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Economy Fund (the “Fund”) at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
January 13, 2017

The New Economy Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2016, through November 30, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	The New Economy Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	6/1/2016	11/30/2016	during period*	expense ratio
Class A - actual return	$1,000.00	$1,041.17	$4.09	.80%
Class A - assumed 5% return	1,000.00	1,021.06	4.05	.80
Class B - actual return	1,000.00	1,036.86	8.02	1.57
Class B - assumed 5% return	1,000.00	1,017.20	7.94	1.57
Class C - actual return	1,000.00	1,037.13	8.22	1.61
Class C - assumed 5% return	1,000.00	1,017.00	8.14	1.61
Class F-1 - actual return	1,000.00	1,040.82	4.35	.85
Class F-1 - assumed 5% return	1,000.00	1,020.81	4.31	.85
Class F-2 - actual return	1,000.00	1,042.33	2.97	.58
Class F-2 - assumed 5% return	1,000.00	1,022.16	2.94	.58
Class 529-A - actual return	1,000.00	1,040.67	4.45	.87
Class 529-A - assumed 5% return	1,000.00	1,020.71	4.41	.87
Class 529-B - actual return	1,000.00	1,036.59	8.37	1.64
Class 529-B - assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class 529-C - actual return	1,000.00	1,036.66	8.48	1.66
Class 529-C - assumed 5% return	1,000.00	1,016.75	8.39	1.66
Class 529-E - actual return	1,000.00	1,039.46	5.62	1.10
Class 529-E - assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class 529-F-1 - actual return	1,000.00	1,041.87	3.38	.66
Class 529-F-1 - assumed 5% return	1,000.00	1,021.76	3.35	.66
Class R-1 - actual return	1,000.00	1,037.00	8.02	1.57
Class R-1 - assumed 5% return	1,000.00	1,017.20	7.94	1.57
Class R-2 - actual return	1,000.00	1,037.11	7.97	1.56
Class R-2 - assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class R-2E - actual return	1,000.00	1,038.62	6.54	1.28
Class R-2E - assumed 5% return	1,000.00	1,018.65	6.48	1.28
Class R-3 - actual return	1,000.00	1,039.38	5.67	1.11
Class R-3 - assumed 5% return	1,000.00	1,019.50	5.62	1.11
Class R-4 - actual return	1,000.00	1,040.96	4.14	.81
Class R-4 - assumed 5% return	1,000.00	1,021.01	4.10	.81
Class R-5E - actual return	1,000.00	1,041.59	3.58	.70
Class R-5E - assumed 5% return	1,000.00	1,021.56	3.55	.70
Class R-5 - actual return	1,000.00	1,042.67	2.61	.51
Class R-5 - assumed 5% return	1,000.00	1,022.51	2.59	.51
Class R-6 - actual return	1,000.00	1,042.79	2.36	.46
Class R-6 - assumed 5% return	1,000.00	1,022.76	2.33	.46

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

The New Economy Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2016:

Long-term capital gains	$881,486,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$713,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

32	The New Economy Fund

Approval of Investment Advisory and Service Agreement

The New Economy Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2017. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital with current income a secondary consideration. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the S&P 500 Index, the Global Service and Information Industries Index, the Lipper Growth Funds Index and the MSCI All Country World Index. They noted that the investment results of the fund generally compared favorably to those of these indexes for the lifetime, 20-year, 10-year and five-year periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

The New Economy Fund	33

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	The New Economy Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946	2000	Former Chairman and CEO, Ducommun Incorporated(aerospace components manufacturer)	16	Ducommun Incorporated
Mary Anne Dolan, 1947	2008	Founder and President, MAD Ink (communications company)	10	None
John G. Freund, 1953	2016	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; Tetraphase Pharmaceuticals, Inc.
Pedro J. Greer, Jr., 1956	2016	Physician; Chairman of the Board and Associate Dean, Florida International University	3	None
R. Clark Hooper, 1946	2006	Private investor	81	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble, Inc.
Leonade D. Jones, 1947	1995	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Earl Lewis, Jr., PhD, 1955	2017	President, The Andrew W. Mellon Foundation; former Executive Vice President, Provost, Emory University	3	2U, Inc.
Stefanie Powers, 1942	2010	Actor, producer, author, entrepreneur; Co-founder and President of The William Holden Wildlife Foundation; founder of The Jaguar Conservation Trust; former conservation consultant to Land Rover and Jaguar North America	3	None
Christopher E. Stone, 1956	2007	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None
Steadman Upham, PhD, 1949 Chairman of the Board (Independent and Non-Executive)	2010	President Emeritus and University Professor, The University of Tulsa	80	None

Robert J. Denison retired from the fund on December 31, 2016. The trustees thank Mr. Denison for his wise counsel and dedication to the fund.

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Timothy D. Armour, 1960 Vice Chairman of the Board	1991	Chairman of the Board, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board and CEO, The Capital Group Companies, Inc.[7]	1	None
Claudia P. Huntington, 1952 President	1996	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	2	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

The New Economy Fund	35

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Donald H. Rolfe, 1972 Executive Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Mark E. Denning, 1957 Senior Vice President	2006	Director, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research Company;[7] Partner — Capital Research Global Investors, Capital International, Inc.[7]
Harold H. La, 1970 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Lawrence R. Solomon, 1962 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board and President, Capital Management Services, Inc.[7]
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors/trustees and/or officers listed, with the exception of Harold H. La, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	The New Economy Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2016, portfolio of The New Economy Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The New Economy Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The New Economy Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2017 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leonade D. Jones, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$108,000
2016	$125,000

b) Audit-Related Fees:
2015	None
2016	None

c) Tax Fees:
2015	$9,000
2016	$9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2015	None

2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	None
2016	$17,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	$29,000
2016	$9,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$2,000
2016	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $59,000 for fiscal year 2015 and $39,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The New Economy Fund®
Investment portfolio
November 30, 2016
Common stocks 92.97% Information technology 25.04%	Shares	Value (000)
Alphabet Inc., Class C1	232,688	$176,387
Alphabet Inc., Class A1	192,695	149,508
Tencent Holdings Ltd.[2]	13,037,000	324,607
Skyworks Solutions, Inc.	3,467,150	266,450
Accenture PLC, Class A	1,568,300	187,302
Qorvo, Inc.[1]	3,294,480	175,958
Trimble Navigation Ltd.[1]	5,432,430	153,140
Texas Instruments Inc.	1,858,400	137,392
Alibaba Group Holding Ltd. (ADR)[1]	1,432,300	134,665
International Business Machines Corp.	790,000	128,154
Samsung Electronics Co., Ltd.[2]	76,445	113,106
Baidu, Inc., Class A (ADR)[1]	614,380	102,571
Oracle Corp.	2,401,814	96,529
Nintendo Co., Ltd.[2]	382,900	93,969
Intuit Inc.	775,000	88,102
Apple Inc.	797,000	88,084
Zebra Technologies Corp., Class A1	1,105,800	87,413
Broadcom Ltd.	507,100	86,455
Murata Manufacturing Co., Ltd.[2]	620,000	85,636
AAC Technologies Holdings Inc.[2]	9,075,500	81,979
Intel Corp.	2,150,000	74,605
Autodesk, Inc.[1]	1,000,000	72,610
Western Union Co.	3,435,000	72,238
Inphi Corp.[1]	1,537,035	69,428
Topcon Corp.[2]	4,597,000	68,154
Finisar Corp.[1]	2,033,901	67,587
Hamamatsu Photonics KK2	2,360,000	63,365
LG Display Co., Ltd.[2]	2,460,000	58,656
Lumentum Holdings Inc.[1]	1,231,000	49,363
Cray Inc.[1,3]	2,303,010	44,448
Arista Networks, Inc.[1]	449,400	42,608
MasterCard Inc., Class A	395,000	40,369
YY Inc., Class A (ADR)[1]	799,481	34,594
Viavi Solutions Inc.[1]	3,983,000	31,267
Juniper Networks, Inc.	1,063,399	29,286
ASML Holding NV2	272,340	28,067
salesforce.com, inc.[1]	330,000	23,760
Amphenol Corp., Class A	310,000	21,161
Moneysupermarket.com Group PLC[2]	4,860,000	16,106
Cypress Semiconductor Corp.	578,000	6,502
Worldpay Group PLC[2]	1,461,000	4,915
		3,676,496
Health care 21.57%
Thermo Fisher Scientific Inc.	2,446,000	342,709
Hologic, Inc.[1]	5,716,850	218,841
NuVasive, Inc.[1,3]	3,163,500	205,311
The New Economy Fund — Page 1 of 6

Common stocks Health care (continued)	Shares	Value (000)
BioMarin Pharmaceutical Inc.[1]	2,162,430	$185,169
Amgen Inc.	1,236,613	178,159
AbbVie Inc.	2,162,401	131,474
AbbVie Inc.[2,4]	541,232	32,578
Kite Pharma, Inc.[1,3]	2,976,570	151,597
Stryker Corp.	1,301,750	147,957
Express Scripts Holding Co.[1]	1,923,300	145,940
Ultragenyx Pharmaceutical Inc.[1]	1,754,235	137,339
Alexion Pharmaceuticals, Inc.[1]	1,111,390	136,245
McKesson Corp.	912,000	131,155
GW Pharmaceuticals PLC (ADR)[1]	1,114,054	124,384
Grifols, SA, Class B (ADR)	2,758,252	43,111
Grifols, SA, Class B, preferred non-voting, non-registered shares[2]	2,636,350	41,394
Grifols, SA, Class A, non-registered shares[2]	2,000,000	39,129
China Biologic Products, Inc.[1]	1,013,777	121,369
Medtronic PLC	1,299,000	94,840
bluebird bio, Inc.[1]	1,521,122	91,800
UnitedHealth Group Inc.	571,300	90,448
Illumina, Inc.[1]	512,900	68,288
Gilead Sciences, Inc.	872,000	64,266
Boston Scientific Corp.[1]	2,551,292	52,199
QIAGEN NV1,2	1,290,814	35,580
Humana Inc.	147,600	31,386
UCB SA2	426,000	27,345
PerkinElmer, Inc.	453,000	22,976
Mesoblast Ltd.[1,2,3]	21,900,000	19,704
Mesoblast Ltd. (ADR)[1,3]	372,800	1,685
Edwards Lifesciences Corp.[1]	191,358	15,854
Endo International PLC[1]	848,800	13,589
Team Health Holdings, Inc.[1]	292,820	12,460
athenahealth, Inc.[1]	114,275	10,810
		3,167,091
Consumer discretionary 16.37%
Netflix, Inc.[1]	4,501,100	526,629
Galaxy Entertainment Group Ltd.[2]	51,827,000	256,517
Sony Corp.[2]	8,729,000	251,399
Amazon.com, Inc.[1]	282,000	211,661
lululemon athletica inc.[1]	2,342,000	133,471
Twenty-First Century Fox, Inc., Class A	4,200,000	118,062
Daily Mail and General Trust PLC, Class A, non-voting[2]	10,896,701	103,996
Kering SA2	447,000	96,906
Marriott International, Inc., Class A	1,066,400	84,011
Priceline Group Inc.[1]	50,500	75,936
Naspers Ltd., Class N2	418,000	60,731
Ralph Lauren Corp., Class A	550,000	57,535
William Hill PLC[2]	13,600,000	51,191
Lions Gate Entertainment Corp.	2,105,000	49,257
Viacom Inc., Class B	1,278,964	47,936
JCDecaux SA2	1,500,000	39,015
Entertainment One Ltd.[2]	12,759,700	35,017
Home Depot, Inc.	251,000	32,479
Eros International PLC, Class A1	2,078,778	29,207
Eros International PLC, Class A1,2,4	188,000	2,483
Paddy Power Betfair PLC[2]	227,200	23,719
The New Economy Fund — Page 2 of 6

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Melco Crown Entertainment Ltd. (ADR)	1,204,400	$23,679
Altice NV, Class A1,2	1,000,000	17,138
Altice NV, Class B1,2	221,000	3,840
Five Below, Inc.[1]	509,220	20,043
Lands’ End, Inc.[1]	1,088,463	19,320
NIKE, Inc., Class B	346,400	17,344
B2W - Cia. Digital, ordinary nominative[1]	4,192,595	14,045
		2,402,567
Financials 12.98%
HDFC Bank Ltd.[2]	4,875,000	97,881
HDFC Bank Ltd. (ADR)	1,200,000	77,424
Kotak Mahindra Bank Ltd.[2]	14,190,882	156,928
American International Group, Inc.	2,238,000	141,732
Endurance Specialty Holdings Ltd.	1,326,000	122,257
JPMorgan Chase & Co.	1,500,000	120,255
AIA Group Ltd.[2]	18,391,800	111,994
Barclays PLC[2]	39,981,344	107,911
Essent Group Ltd.[1]	3,316,000	101,204
EXOR SpA[2]	2,258,000	94,716
Prudential PLC[2]	4,900,000	94,674
East West Bancorp, Inc.	1,800,000	86,184
Webster Financial Corp.	1,554,000	77,094
Wells Fargo & Co.	1,362,300	72,093
Progressive Corp.	1,800,000	59,940
Leucadia National Corp.	2,608,000	57,428
State Street Corp.	700,000	55,160
Banco Santander, SA2	11,703,569	53,410
Goldman Sachs Group, Inc.	217,000	47,586
Fifth Third Bancorp	1,800,000	46,836
Siam Commercial Bank PCL[2]	9,940,000	40,728
Metropolitan Bank & Trust Co.[2]	26,500,000	40,053
Aberdeen Asset Management PLC[2]	7,370,000	24,628
Banca Popolare Di Milano[2]	43,915,000	14,210
SVB Financial Group[1]	25,500	4,030
		1,906,356
Industrials 6.23%
CSX Corp.	3,809,400	136,415
Union Pacific Corp.	1,075,954	109,026
Nielsen Holdings PLC	2,513,100	108,315
AKR Corporindo Tbk PT2	173,899,680	85,871
Ryanair Holdings PLC (ADR)[1]	1,026,999	81,996
CAE Inc.	5,000,000	73,736
Sensata Technologies Holding NV1	1,952,300	72,957
JG Summit Holdings, Inc.[2]	33,268,800	45,643
Nidec Corp.[2]	360,000	32,603
Verisk Analytics, Inc., Class A1	381,000	31,653
Old Dominion Freight Line, Inc.[1]	336,200	29,350
J.B. Hunt Transport Services, Inc.	298,000	28,420
AirAsia Bhd.[2]	45,583,400	28,100
Babcock International Group PLC[2]	2,076,923	24,763
The New Economy Fund — Page 3 of 6

Common stocks Industrials (continued)	Shares	Value (000)
Alliance Global Group, Inc.[2]	66,610,000	$17,415
PARK24 Co., Ltd.[2]	285,300	8,172
		914,435
Consumer staples 2.33%
Costco Wholesale Corp.	570,200	85,593
Associated British Foods PLC[2]	2,233,240	71,253
AMOREPACIFIC Corp.[2]	193,200	54,182
COSMOS Pharmaceutical Corp.[2]	225,000	41,247
Kroger Co.	1,028,000	33,204
Herbalife Ltd.[1]	628,000	30,791
Sprouts Farmers Market, Inc.[1]	1,258,653	25,186
		341,456
Telecommunication services 1.22%
AT&T Inc.	1,496,788	57,821
Verizon Communications Inc.	1,091,000	54,441
MTN Group Ltd.[2]	6,500,000	52,356
CenturyLink, Inc.	534,800	12,578
Avanti Communications Group PLC[1,2]	4,849,886	1,381
		178,577
Materials 1.13%
Nitto Denko Corp.[2]	997,676	70,153
Croda International PLC[2]	1,313,103	53,489
International Flavors & Fragrances Inc.	235,700	28,531
Monsanto Co.	139,500	14,328
		166,501
Energy 0.76%
Schlumberger Ltd.	1,220,000	102,541
Golar LNG Ltd.	390,000	9,516
		112,057
Utilities 0.54%
ENN Energy Holdings Ltd.[2]	17,156,000	78,880
Real estate 0.24%
Crown Castle International Corp.	420,000	35,053
Miscellaneous 4.56%
Other common stocks in initial period of acquisition		669,396
Total common stocks (cost: $10,300,497,000)		13,648,865
Preferred securities 0.08% Miscellaneous 0.08%
Other preferred securities in initial period of acquisition		11,773
Total preferred securities (cost: $5,997,000)		11,773
The New Economy Fund — Page 4 of 6

Bonds, notes & other debt instruments 0.00% U.S. Treasury bonds & notes 0.00% U.S. Treasury 0.00%	Principal amount (000)	Value (000)
U.S. Treasury 1.00% 2017	$375	$376
Total bonds, notes & other debt instruments (cost: $375,000)		376
Short-term securities 6.90%
Apple Inc. 0.52% due 12/5/2016[4]	6,800	6,800
Estée Lauder Companies Inc. 0.73% due 2/7/2017[4]	10,000	9,988
Fannie Mae 0.48% due 2/14/2017	30,000	29,970
Federal Home Loan Bank 0.28%–0.51% due 12/9/2016–2/22/2017	445,000	444,808
Freddie Mac 0.50% due 5/15/2017	25,000	24,931
General Electric Co. 0.36% due 12/1/2016	26,350	26,350
IBM Corp. 0.63% due 12/27/2016[4]	50,000	49,985
Intel Corp. 0.50% due 12/19/2016	45,150	45,140
John Deere Financial Ltd. 0.63% due 1/11/2017[4]	14,000	13,993
Microsoft Corp. 0.54%–0.67% due 12/1/2016–1/17/2017[4]	90,400	90,364
PepsiCo Inc. 0.40% due 12/9/2016[4]	10,000	9,999
Pfizer Inc. 0.59%–0.68% due 12/8/2016–12/19/2016[4]	65,900	65,893
Procter & Gamble Co. 0.51% due 1/11/2017[4]	25,000	24,988
Qualcomm Inc. 0.51% due 12/7/2016[4]	34,500	34,497
U.S. Treasury Bills 0.34% due 12/8/2016	30,000	29,999
United Parcel Service Inc. 0.40% due 12/12/2016[4]	25,000	24,997
USAA Capital Corp. 0.41% due 12/15/2016	25,000	24,996
Wal-Mart Stores, Inc. 0.41% due 12/19/2016[4]	25,000	24,995
Wells Fargo Bank, N.A. 0.92% due 12/1/2016	29,900	29,900
Total short-term securities (cost: $1,012,590,000)		1,012,593
Total investment securities 99.95% (cost: $11,319,459,000)		14,673,607
Other assets less liabilities 0.05%		7,119
Net assets 100.00%		$14,680,726
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
The New Economy Fund — Page 5 of 6

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $38,256,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation at 11/30/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Euros	12/7/2016	Barclays Bank PLC	$12,682	€11,407	$590
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $3,708,360,000, which represented 25.26% of the net assets of the fund. This amount includes $3,575,245,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $391,560,000, which represented 2.67% of the net assets of the fund.

Key to abbreviation and symbol
ADR = American Depositary Receipts
€ = Euros
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-014-0117O-S54103	The New Economy Fund — Page 6 of 6

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The New Economy Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of The New Economy Fund (the “Fund”) at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California

January 13, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NEW ECONOMY FUND

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2017

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: January 31, 2017